UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020
 ______________________________
Forestar Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2221 E. Lamar Blvd., Suite 790, Arlington, Texas 76006
(Address of principal executive offices)
(817) 769-1860
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	FOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

Effective May 1, 2020, Bill W. Wheat and Aron M. Odom will no longer serve as Forestar Group Inc.’s (the “Company” or “Forestar”) principal financial officer and principal accounting officer, respectively.

(c) Appointment of Certain Officers

The Forestar Board of Directors has appointed James D. Allen, age 60, to the office of Chief Financial Officer of the Company, effective March 30, 2020. Effective May 1, 2020, Mr. Allen will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Allen joins Forestar with operating and financial experience, most recently serving as a Senior Operating Partner at Palm Beach Capital, a private equity firm, from 2019 to March of 2020. Prior to joining Palm Beach Capital, he served as Chief Financial Officer of Hollander Sleep Products, LLC, a bedding manufacturer, from 2015 to 2018 and held a variety of executive roles, including Operating Vice President and Group Chief Financial Officer at Sun Capital Partners, LLC, a global private equity firm, from 2003 to 2014. Mr. Allen graduated from Evangel University with a BBA in Accounting and Management.

Mr. Allen does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Compensation Committee of the Board of Directors of the Company approved a compensation package for Mr. Allen consisting of an annual base salary of $300,000 and a short-term discretionary incentive bonus target of $300,000. In addition, the Compensation Committee approved a grant of 6,250 restricted stock units vesting over five years. The Company intends to enter into its standard officer indemnification agreement with Mr. Allen, effective March 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.
Date:	March 30, 2020	By:	/S/ DANIEL C. BARTOK
Daniel C. Bartok
Chief Executive Officer